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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in Amendment No. 4 to this Registration Statement on Form S-1 of our report dated February 16, 2001 relating to the financial statement of Kinder Morgan Management, LLC, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
May 2, 2001